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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                    JURISDICTION
                  NAME                            OF INCORPORATION
-------------------------------------------       ----------------
The Town and Country Holding Corporation              Delaware
The Town and Country Oriole Corporation               Delaware
The Town and Country Holding Corporation II           Delaware

                PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                        INDIRECTLY, IS A GENERAL PARTNER

                                                    JURISDICTION
                  NAME                            OF INCORPORATION
-------------------------------------------       ----------------
The TC Operating Limited Partnership                  Maryland
The TC Property Company                               Maryland
The TC Property Company II                            Maryland
The TC-Hallfield Company                              Maryland
The TC-Ridgeview Company                              Maryland
The TC-East Company                                   Maryland
The TC-Harford Company                                Maryland
The TC-North Company                                  Maryland
The TC-Northeast Company                              Maryland
The TC-Versailles Company                             Maryland
The TC-Charlesmont Company                            Maryland
The TC-Hollows Company                                Maryland
The TC-Laurel Company                                 Maryland
The TC-Montgomery Company                             Maryland
The TC-Montpelier Company                             Maryland
The TC-South Company                                  Maryland
The TC-Foxhaven Company                               Maryland
The TC-West/Greensview Company                        Maryland
The TC-Woodmoor Company                               Maryland
The TC-Allentown Company                              Maryland
The TC-Harrisburg East Company                        Maryland
The TC-Emmaus Company                                 Maryland
The TC-Hanover Company                                Maryland
The TC-Harrisburg Company                             Maryland
The TC-Lancaster East Company                         Maryland

                                                    JURISDICTION
                  NAME                            OF INCORPORATION
-------------------------------------------       ----------------
The TC-Lancaster West Company                         Maryland
The TC-York Company                                   Maryland
The TC-University Heights Company                     Maryland
The TC-Barton's Crossing Company                      Maryland
The TC-Glen Company                                   Maryland
The TC-Fox Run Company                                Maryland
The TC-McNair Farms Company                           Maryland
The TC-Rolling Hills Company                          Maryland
The TC-Stonegate Company                              Maryland
The TC-Christina Mill Company                         Maryland
The TC-Carlyle Station Company                        Maryland
The TC-Forest Ridge Company                           Maryland
The TC-Fairington Company                             Maryland
The TC-Windermere Lakes Company                       Maryland
The TC-Twelve Oaks Company                            Maryland
The TC-Kirkman Company                                Maryland
The TC-McIntosh Company                               Maryland
The TC-Perico Company                                 Maryland

        LIMITED LIABILITY COMPANIES OF WHICH THE REGISTRANT, DIRECTLY OR
                             INDIRECTLY, IS A MEMBER

                                                    JURISDICTION
                 NAME                             OF INCORPORATION
-------------------------------------------       ----------------
The Town and Country Holding Company, LLC             Delaware
The Town and Country Holding Company II,LLC           Delaware
The TC-Avalon Company, LLC                            Delaware
The TC-Courts Company, LLC                            Delaware
The TC-Excalibur Company, LLC                         Delaware
The TC-Lionsgate Company, LLC                         Delaware